UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 8, 2012

CHINA INSURE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54039	27-3819635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

17th Floor
Fuhua Mansion, Building D
8 Chaoyangmen Beidajie
Chaoyangmen District, Beijing China
 (Dddress of principal executive offices and Zip Code)

(718) 255 4700
 (Registrant’s telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On May 8, 2012, our Board of Directors approved the dismissal of Webb & Company, P.A. (“Webb”) as our independent auditor, effective immediately.

Webb’s reports on our financial statements as of and for the fiscal years ended June 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  However, the reports of Webb stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2011 and 2010 and through Webb’s dismissal on May 8, 2012, there was  (a) no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Webb, would have caused Webb to make reference to the subject matter of the disagreements in connection with its reports, and (b) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Webb with a copy of this disclosure on May 11, 2012, providing Webb with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  A copy of Webb’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Webb as our independent auditor, the Board of Directors appointed Yichien Yeh, CPA (“Yeh”) as our independent auditor, effective on May 10, 2012.

During the years ended June 30, 2011 and 2010 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Yeh with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Yeh concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Webb & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INSURE HOLDINGS, INC.

Date: May 14, 2012	By:	/s/ Hua Zhang
	Name:	Hua Zhang
	Title:	President and Chief Executive Officer